MERRILL LYNCH
U.S.A. GOVERNMENT
RESERVES








FUND LOGO








Annual Report

August 31, 1996





This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. The Fund seeks to maintain a consistent $1.00 net asset value per share, although this cannot be assured. An investment in the Fund is neither insured nor guaranteed by the US Government. Statements and other information herein are as dated and are subject to change.

Merrill Lynch
U.S.A. Government Reserves
Box 9011
Princeton, NJ
08543-9011



DEAR SHAREHOLDER


For the year ended August 31, 1996, Merrill Lynch U.S.A. Government Reserves paid shareholders a net annualized dividend of 4.89%*. For the six-month period ended August 31, 1996, the fund's net annualized dividend was 4.57%*. The fund's 7-day yield as of August 31, 1996 was 4.60%.

The average portfolio maturity for Merrill Lynch U.S.A. Government Reserves at August 31, 1996 was 65 days, compared to 60 days at February 29, 1996.

The Environment
During the six-month period ended August 31, 1996, economic crosscurrents led to continued stock and bond market volatility. The US economy has demonstrated surprising resilience thus far this year. As a result, when economic data releases during the August period appeared to indicate that the US economy was expanding at a stronger-than-expected (and potentially inflationary) rate, investors focused on the increasing possibility of monetary policy tightening by the Federal Reserve Board. During these periods, stock prices declined and long-term interest rates moved higher. However, when economic results were at or below expectations, investors' concerns about an overheating economy and monetary policy tightening subsided, and stock and bond prices improved. In this environment, we reduced the fund's exposure to the 18-month sector and increased the position in repurchase agreements to 75% of net assets, thereby limiting price erosion.

The shifts in perceptions were exemplified by investors' reactions to the release of recent employment reports. Inflationary concerns were heightened further with the report of a stronger-than-expected employment report for June. Unemployment fell to a six-year low, and hourly wages rose sharply. This mounting evidence of a tighter labor market and rising labor costs suggested to many investors that the US central bank would be forced to raise short-term interest rates in the coming months. However, more subdued job growth and decelerating hourly wage gains were subsequently reported for the month of July. Although the employment report for August (released in early September) showed that the unemployment rate had dropped to its lowest level since 1989, non-farm payrolls came in as expected. Overall, the employment report was received favorably by investors. Accordingly, we undertook modest extensions in the six-month-- one-year sector, which outperformed financing rates.

[FN]
*Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.


Investors will continue to monitor economic data releases to determine the potential for monetary policy tightening by the Federal Reserve Board. The potential outcome of the upcoming November election will also increasingly influence investor psychology in the weeks ahead.

In Conclusion
We appreciate your ongoing support of Merrill Lynch U.S.A.
Government Reserves, and we look forward to sharing our investment outlook and strategy with you in our upcoming semi-annual report to shareholders.


Sincerely,

(Arthur Zeikel)
Arthur Zeikel
President







(Donaldo S. Benito)
Donaldo S. Benito
Portfolio Manager


September 27, 1996



SCHEDULE OF INVESTMENTS                        (in Thousands)

                   Face    Interest     Maturity      Value
Issue             Amount     Rate         Date      (Note 1a)

US Government Obligations--33.3%

US Treasury      $ 2,100      5.10 %    10/03/96     $  2,090
Bills*             5,000      5.34      10/17/96        4,967
                   1,000      5.095     11/14/96          989
                  12,000      4.55       2/06/97       11,719
                   1,540      4.67       2/06/97        1,504
                     700      5.305      8/21/97          661
                   1,500      5.31       8/21/97        1,418
                   1,500      5.32       8/21/97        1,418

US Treasury        5,000      6.50       9/30/96        5,005
Notes              4,500      8.00      10/15/96        4,516
                  15,000      6.875     10/31/96       15,033
                   6,000      7.25      11/15/96        6,021
                   3,500      8.00       1/15/97        3,530
                  17,000      7.50       1/31/97       17,127
                  22,100      6.875      2/28/97       22,238
                  21,280      6.625      3/31/97       21,393
                   7,850      6.875      3/31/97        7,906
                   6,140      8.50       4/15/97        6,240
                  10,505      6.50       4/30/97       10,556
                     200      6.50       5/15/97          201
                   5,000      5.625      6/30/97        4,991
                  18,800      8.50       7/15/97       19,205
                   2,250      5.50       7/31/97        2,242
                  11,500      5.875      7/31/97       11,493
                   1,500      5.75       9/30/97        1,496
                     750      6.125      8/31/98          747

Total US Government Obligations
(Cost--$184,910)                                      184,706

Face
Amount                       Issue

Repurchase Agreements**--67.6%

$22,000    BZW Securities, Inc., purchased on
           8/30/96 to yield 5.24% to 9/03/96           22,000

 24,000    Bear Stearns Cos., Inc., purchased on
           8/30/96 to yield 5.24% to 9/03/96           24,000


Face                         Issue                    Value
Amount                                              (Note 1a)

Repurchase Agreements** (concluded)

$27,000    CS First Boston Corp., purchased
           on 8/30/96 to yield 5.27% to
           9/03/96                                   $ 27,000

 27,000    Chase Securities Inc., purchased on
           8/30/96 to yield 5.25% to 9/03/96           27,000

 24,000    Daiwa Securities America, Inc., purchased
           on 8/30/96 to yield 5.25% to 9/03/96        24,000

 27,000    Dean Witter Reynolds, Inc., purchased on
           8/30/96 to yield 5.25% to 9/03/96           27,000

 21,000    Deutsche Morgan Grenfell/C.J. Lawrence
           Inc., purchased on 8/30/96 to yield 5.23%
           to 9/03/96                                  21,000

 27,000    Fuji Securities, Inc., purchased on
           8/30/96 to yield 5.25% to 9/03/96           27,000

 27,000    Greenwich Capital Markets, Inc.,
           purchased on 8/30/96 to yield 5.25%
           to 9/03/96                                  27,000

 27,000    HSBC Securities, Inc., purchased on
           8/30/96 to yield 5.26% to 9/03/96           27,000

 27,000    Nesbitt Burns Securities, Inc., purchased
           on 8/30/96 to yield 5.26% to 9/03/96        27,000

 22,000    Nomura Securities International, Inc.,
           purchased on 8/30/96 to yield 5.25% to
           9/03/96                                     22,000

 26,435    PaineWebber Inc., purchased on
           8/30/96 to yield 5.27% to 9/03/96           26,435

 24,000    Sanwa Securities USA Co., L.P., purchased
           on 8/30/96 to yield 5.25% to 9/03/96        24,000

 22,000    UBS Securities LLC, purchased on
           8/30/96 to yield 5.24% to 9/03/96           22,000

Total Repurchase Agreements
(Cost--$374,435)                                      374,435

Total Investments (Cost--$559,345)--100.9%            559,141

Liabilities in Excess of Other Assets--(0.9%)          (4,856)
                                                     --------
Net Assets--100.0%                                   $554,285
                                                     ========

[FN]
 *US Treasury Bills are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the fund.
**Repurchase Agreements are fully collateralized by US Government &
  Agency Obligations.

  See Notes to Financial Statements.



FINANCIAL INFORMATION

Statement of Assets and Liabilities as of August 31, 1996
Assets:             Investments, at value (identified cost--$559,344,807*) (Note 1a)                      $  559,140,604
                    Cash                                                                                             287
                    Interest receivable                                                                        3,215,050
                    Prepaid registration fees and other assets (Note 1d)                                          88,379
                                                                                                          --------------
                    Total assets                                                                             562,444,320
                                                                                                          --------------

Liabilities:        Payables:
                      Beneficial interest redeemed                                            6,781,278
                      Securities purchased                                                      751,598
                      Investment adviser (Note 2)                                               207,619
                      Distributor (Note 2)                                                      139,936
                      Dividends to shareholders (Note 1f)                                            58        7,880,489
                                                                                         --------------
                    Accrued expenses and other liabilities                                                       279,203
                                                                                                          --------------
                    Total liabilities                                                                          8,159,692
                                                                                                          --------------

Net Assets:         Net assets                                                                            $  554,284,628
                                                                                                          ==============

Net Assets          Shares of beneficial interest, $0.10 par value, unlimited
Consist of:         number of shares authorized                                                           $   55,448,883
                    Paid-in capital in excess of par                                                         499,039,948
                    Unrealized depreciation on investments--net*                                                (204,203)
                                                                                                          --------------
                    Net Assets--Equivalent to $1.00 per share, based on 554,488,831
                    shares of beneficial interest outstanding                                             $  554,284,628
                                                                                                          ==============

                   *Cost for Federal income tax purposes. As of August 31, 1996, net unrealized depreciation for Federal income tax purposes amounted to
                    $204,203, of which $23,591 related to appreciated securities and
                    $227,794 related to depreciated securities.

                    See Notes to Financial Statements.


Statement of Operations
                                                                                      For the Year Ended August 31, 1996
Investment Income   Interest and amortization of premium and discount earned                              $   30,688,742
(Note 1c):

Expenses:           Investment advisory fees (Note 2)                                    $    2,478,931
                    Transfer agent fees (Note 2)                                                971,325
                    Distribution fees (Note 2)                                                  642,390
                    Registration fees (Note 1d)                                                  96,477
                    Accounting services (Note 2)                                                 77,791
                    Custodian fees                                                               72,318
                    Professional fees                                                            71,097
                    Printing and shareholder reports                                             51,157
                    Trustees' fees and expenses                                                  43,826
                    Other                                                                        12,431
                                                                                         --------------
                    Total expenses                                                                             4,517,743
                                                                                                          --------------
                    Investment income--net                                                                    26,170,999
                                                                                                          --------------

Realized & Unreal-  Realized gain on investments--net                                                            192,438
ized Gain (Loss) on Change in unrealized appreciation/depreciation on investments--net                          (250,285)
Investments--Net                                                                                          --------------
(Note 1c):          Net Increase in Net Assets Resulting from Operations                                  $   26,113,152
                                                                                                          ==============

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (concluded)

Statements of Changes in Net Assets
                                                                                          For the Year Ended August 31,
Increase (Decrease) in Net Assets:                                                            1996             1995
Operations:         Investment income--net                                               $   26,170,999   $   25,278,399
                    Realized gain on investments--net                                           192,438          351,372
                    Change in unrealized appreciation/depreciation on
                    investments --net                                                          (250,285)         519,921
                                                                                         --------------   --------------
                    Net increase in net assets resulting from operations                     26,113,152       26,149,692
                                                                                         --------------   --------------

Dividends &         Investment income--net                                                  (26,170,999)     (25,278,399)
Distributions to    Realized gain on investments--net                                          (192,438)        (351,372)
Shareholders                                                                             --------------   --------------
(Note 1f):          Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                           (26,363,437)     (25,629,771)
                                                                                         --------------   --------------

Beneficial Interest Net proceeds from sale of shares                                      1,473,714,747    1,488,684,962
Transactions        Net asset value of shares issued to shareholders in
(Note 3):           reinvestment of dividends and distributions (Note 1f)                    26,345,553       25,615,698
                                                                                         --------------   --------------
                                                                                          1,500,060,300    1,514,300,660
                    Cost of shares redeemed                                              (1,504,454,157)  (1,500,066,112)
                                                                                         --------------   --------------
                    Net increase (decrease) in net assets derived from
                    beneficial interest transactions                                         (4,393,857)      14,234,548
                                                                                         --------------   --------------

Net Assets:         Total increase (decrease) in net assets                                  (4,644,142)      14,754,469
                    Beginning of year                                                       558,928,770      544,174,301
                                                                                         --------------   --------------
                    End of year                                                          $  554,284,628   $  558,928,770
                                                                                         ==============   ==============

                    See Notes to Financial Statements.


Financial Highlights
The following per share data and ratios have been derived
from information provided in the financial statements.
                                                                                For the Year Ended August 31,
Increase (Decrease) in Net Asset Value:                                 1996       1995      1994      1993       1992
Per Share           Net asset value, beginning of year                $   1.00   $   1.00  $   1.00  $   1.00   $   1.00
Operating                                                             --------   --------  --------  --------   --------
Performance:          Investment income--net                             .0474      .0472     .0280     .0248      .0365
                      Realized and unrealized gain (loss) on
                      investments--net                                  (.0002)     .0017    (.0007)    .0007      .0046
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                     .0472      .0489     .0273     .0255      .0411
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                            (.0474)    (.0472)   (.0280)   (.0248)    (.0365)
                      Realized gain on investments--net                 (.0003)    (.0007)   (.0002)   (.0013)    (.0038)
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                   (.0477)    (.0479)   (.0282)   (.0261)    (.0403)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                      $   1.00   $   1.00  $   1.00  $   1.00   $   1.00
                                                                      ========   ========  ========  ========   ========
                    Total investment return                              4.89%      4.89%     2.85%     2.64%      4.15%
                                                                      ========   ========  ========  ========   ========

Ratios to Average   Expenses                                              .82%       .85%      .81%      .75%       .75%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Investment income and realized gain
                    on investments--net                                  4.78%      4.79%     2.82%     2.61%      4.10%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of year (in thousands)            $554,285   $558,929  $544,174  $575,044   $584,067
Data:                                                                 ========   ========  ========  ========   ========

                    See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch U.S.A. Government Reserves (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Investments maturing more than sixty days after the valuation date are valued at market value. When securities are valued with sixty days or less to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Investments maturing within sixty days from their date of acquisition are valued at amortized cost, which approximates market value. For purposes of valuation, the maturity of a variable rate security is deemed to be the next coupon date on which the interest rate is to be adjusted. Assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium or discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Repurchase agreements--The Fund invests in US Government securities pursuant to repurchase agreements with a member bank of the Federal Reserve System or a primary dealer in US Government securities. Under such agreements, the bank or primary dealer agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized.

(f) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and backup withholding tax withheld) in additional fund shares at net asset value. Dividends and distributions are declared from the total of net investment income and net realized gain or loss on investments.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. For such services, the Fund pays a monthly fee equal to an annual rate of 0.45% of the average daily net assets of the Fund.

The Investment Advisory Agreement obligates MLAM to reimburse the Fund to the extent the Fund's expenses (excluding interest, taxes, distribution fees and commissions, and extraordinary items) exceed 2.5% of the Fund's first $30 million of average daily net assets, 2.0% of the next $70 million of average daily net assets, and 1.5% of the average daily net assets in excess thereof. No fee payment will be made to MLAM during the year which will cause such expenses to exceed the expense limitation at the time of such payment.

The Fund has a Distribution and Shareholder Servicing Plan in accordance with Rule 12b-1 under the Investment Company Act of 1940, pursuant to which Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S") receives a distribution fee under the Distribution Agreement from the Fund at the end of each month at the annual rate of 0.125% of average daily net assets of the accounts of Fund shareholders who maintain their accounts through MLPF&S. The distribution fee is to compensate MLPF&S financial consultants and other directly involved branch office personnel for selling shares of the Fund and providing direct personal services to shareholders. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S in processing share orders and administering sharebuilder accounts.


NOTES TO FINANCIAL STATEMENTS (concluded)


Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of MLAM, PSI, MLFDS, MLPF&S, and/or ML & Co.

3. Shares of Beneficial Interest:
The number of shares sold and redeemed during the periods corresponds to the amounts included in the Statements of Changes in Net Assets with respect to net proceeds from sale of shares and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.



<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT


The Board of Trustees and Shareholders,
Merrill Lynch U.S.A. Government Reserves:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch U.S.A. Government Reserves as of August 31, 1996, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at August 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch U.S.A. Government Reserves as of August 31, 1996, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
October 8, 1996
</AUDIT-REPORT>



IMPORTANT TAX INFORMATION (unaudited)


None of the ordinary income distributions paid daily by Merrill
Lynch U.S.A. Government Reserves during the fiscal year ended August 31, 1996 qualify for the dividends received deduction for corporations. Additionally, there were no long-term capital gains distributed during the year.

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult your tax adviser to determine if any portion of the dividends you received is exempt from state income tax.

Listed at right are the percentages of total assets of the Fund invested in Federal obligations as of the end of each quarter of the fiscal year.


For the                       Percentage of
Quarter Ended              Federal Obligations*

November 30, 1995                  21.94%
February 29, 1996                  28.15
May 31, 1996                       26.41
August 31, 1996                    32.84


Of the Fund's ordinary income dividends paid during the fiscal year ended August 31, 1996, 25.41% was attributable to Federal obligations. In calculating the foregoing percentage, Fund expenses have been allocated on a pro-rata basis.

Please retain this information for your records.

[FN]
*For purposes of this calculation, Federal obligations include US
 Treasury Notes, US Treasury Bills and US Treasury Bonds. Also included are obligations issued by the following agencies: Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Land Banks, Federal Home Loan Banks, and the Student Loan Marketing Association. Repurchase agreements are not included in this calculation.



OFFICERS AND TRUSTEES

Arthur Zeikel, President and Trustee
Donald Cecil, Trustee
M. Colyer Crum, Trustee
Edward H. Meyer, Trustee
Jack B. Sunderland, Trustee
J. Thomas Touchton, Trustee
Terry K. Glenn, Executive Vice President
Joseph T. Monagle Jr., Executive Vice President
Donald C. Burke, Vice President
Linda B. Costanzo, Vice President
Gerald M. Richard, Treasurer
Mark B. Goldfus, Secretary

Custodian
The Bank of New York
90 Washington Street, 12th Floor
New York, New York 10286

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
(800) 221-7210